SUMMARY PROSPECTUS
PFCPX
October 1, 2016
T. Rowe Price Institutional Core Plus Fund–F Class
A bond fund seeking to maximize total return through income and capital appreciation.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated October 1, 2016, as amended or supplemented, and Statement of Additional Information, dated October 1, 2016, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks to maximize total return through income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund’s F Class

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%

Other expenses	0.13

Acquired fund fees and expenses	0.05

Total annual fund operating expenses	0.58	[a]

Fee waiver/expense reimbursement	(0.05)[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.53	[a]

a The figures shown in the fee table do not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure does not include acquired fund fees and expenses and excludes expenses permanently waived as a result of investments in other T. Rowe Price mutual funds.

b T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$54	$170	$296	$665

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 160.1% of the average value of its portfolio.

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Investments, Risks, and Performance

Principal Investment Strategies The fund intends to invest at least 65% of its net assets (including any borrowings for investment purposes) in a “core” portfolio of investment grade, U.S. dollar-denominated fixed income securities that may include, but are not limited to, debt securities issued by the U.S. government and its agencies, corporate bonds, and mortgage-backed and asset-backed securities. Normally, the fund will also maintain a “plus” portion of its portfolio in other sectors of the bond market, including high yield, non-U.S. dollar-denominated, and emerging market securities, to seek additional returns.

Under normal conditions, the fund expects to maintain an effective duration (which measures the portfolio’s price sensitivity to interest rate changes) within +/-20% of the Barclays U.S. Aggregate Bond Index. As of July 31, 2016, the effective duration of this index was 5.40 years; however, it will change over time.

Individual bond investments in the core portfolio will be rated investment grade, with a minimum credit quality of BBB- (or an equivalent rating). Ratings will be determined, at the time of purchase, by at least one credit rating agency or, if not so rated, a comparable rating by T. Rowe Price. If a security is split rated (i.e., at least one below investment-grade rating and at least one investment-grade rating), the higher rating will be used. The fund, in the aggregate, will seek to maintain a weighted average credit rating of A- or better, based on the weighted average credit quality of the fund’s portfolio securities.

The plus portion of the fund’s portfolio may consist of below investment-grade bonds, also known as “junk” bonds, issued by companies in the U.S. and other developed countries (not to exceed 20% of the fund’s net assets), below investment-grade emerging market debt securities (not to exceed 10% of the fund’s net assets), non-U.S. dollar-denominated securities (not to exceed 20% of the fund’s net assets), and convertible and preferred securities (not to exceed 10% of the fund’s net assets), as well as other investments. The fund may invest in currencies without holding any bonds or other securities denominated in those particular currencies.

The fund may continue to hold an investment in its core portfolio that is downgraded to below investment grade after purchase. If such rating downgrades cause high yield exposure to exceed 20% of net assets or below investment-grade emerging market securities to exceed 10% of net assets, the fund will seek to reduce its exposure within a reasonable period of time.

While most assets will typically be invested in bonds, the fund also uses interest rate futures and forward currency exchange contracts in keeping with the fund’s objectives. Interest rate futures would typically be used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Forward currency exchange contracts would be used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies or to protect the fund’s foreign bond holdings from adverse currency movements relative to the U.S. dollar.

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The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher-yielding or lower-yielding securities or different sectors.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could underperform in comparison to other funds with similar objectives and investment strategies.

Fixed income markets risk Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Interest rate risk This is the risk that the prices of, and the income generated by, the debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, securities with longer maturities or durations, and funds with longer weighted average maturities or durations, carry greater interest rate risk. The fund may be subject to greater interest rate risk due to the current period of historically low interest rates and the potential effect of any government fiscal policy initiatives.

Credit risk This is the risk that an issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, rating downgrade, or inability to meet a financial obligation. The fund’s exposure to credit risk is increased to the extent the fund invests in noninvestment-grade “junk” bonds. Junk bonds should be considered speculative as they carry greater risk of default and erratic price swings due to adverse changes in the credit quality of the issuer.

Liquidity risk This is the risk that the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond

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inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Foreign investing risk This is the risk that the fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Emerging markets risk The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

Currency risk Because the fund may invest in securities issued in foreign currencies, the fund is subject to the risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar. Any attempts at currency hedging may not be successful and could cause the fund to lose money.

Prepayment risk and extension risk Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities, or any debt security with an embedded call option, may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt securities more volatile.

Convertible securities and preferred stock risk Investments in convertible securities and preferred stocks subject the fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. Stocks generally fluctuate in value more than bonds and tend to move in cycles, with periods of rising and falling prices. The value of a stock may decline due to general weakness in the stock market or because of factors that affect a particular company or industry. Convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred stock holders would be paid after corporate bondholders, but before common stockholders, in the event a company fails.

Derivatives risk The fund’s use of interest rate futures and forward currency exchange contracts exposes the fund to additional volatility in comparison to

Summary	5

investing directly in bonds and other debt securities. These instruments can be illiquid and difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s principal use of derivatives involves the risk that anticipated interest rate movements and changes in currency values and currency exchange rates will not be accurately predicted, which could significantly harm the fund’s performance. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

The fund’s return for the six months ended 6/30/16 was 5.72%.

The following table shows the average annual returns for the fund, and also compares the returns with a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect

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the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

Average Annual Total Returns
	Periods ended
	December 31, 2015

	1 Year	5 Years	Since inception		Inception date
Institutional Core Plus Fund— F Class					09/28/2010
Returns before taxes	0.03%	3.44%	3.16%
Returns after taxes on distributions	-1.26	1.91	1.56
Returns after taxes on distributions
and sale of fund shares	0.04	2.07	1.86
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.55	3.25	2.81
Lipper Core Plus Bond Funds Average	-0.82	3.57	3.22	*

* Returns as of 9/30/10.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Brian J. Brennan	Chairman of Investment Advisory Committee	2004	2000

Purchase and Sale of Fund Shares

You must purchase, redeem, and exchange shares of the fund’s F Class through a financial advisor or other financial intermediary. Generally, the fund’s minimum initial investment requirement is $2,500 and there is no minimum for additional purchases, although the investment minimums may be modified or waived for financial intermediaries submitting orders on behalf of their customers. You should check with your financial intermediary to determine the investment minimums that apply to your account.

Summary	7

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F431-045 10/1/16